EXHIBIT 99.2

Colgate-Palmolive Company

Segment Information (Reclassified)

(Dollars in Millions) (Unaudited)

	Three Months Ended
	June 30,	September 30,	December 31,
	2012	2012	2012
Net sales
Oral, Personal and Home Care
North America	$727	$766	$754
Latin America	1,300	1,276	1,255
Europe/South Pacific	850	865	848
Greater Asia/Africa	859	897	870
Total Oral, Personal and Home Care	3,736	3,804	3,727
Pet Nutrition	531	528	559
Total Net sales	$4,267	$4,332	$4,286

	Years ended December 31,
	2012	2011	2010	2009	2008
Net sales
Oral, Personal and Home Care
North America(1)	$2,971	$2,878	$2,880	$2,828	$2,739
Latin America	5,032	4,895	4,386	4,441	4,201
Europe/South Pacific	3,417	3,508	3,220	3,271	3,582
Greater Asia/Africa	3,505	3,281	2,998	2,655	2,660
Total Oral, Personal and Home Care	14,925	14,562	13,484	13,195	13,182
Pet Nutrition(2)	2,160	2,172	2,080	2,132	2,148
Total Net sales	$17,085	$16,734	$15,564	$15,327	$15,330

(1)  Net sales in the U.S. for Oral, Personal and Home Care were $2,669, $2,567, $2,591, $2,577 and $2,490 in 2012, 2011, 2010, 2009 and 2008, respectively.

(2)  Net sales in the U.S. for Pet Nutrition were $1,052, $1,032, $1,025, $1,071 and $1,082 in 2012, 2011, 2010, 2009 and 2008, respectively.

EXHIBIT 99.2

Colgate-Palmolive Company

Segment Information (Reclassified)

(Dollars in Millions) (Unaudited)

	Three months ended
	June 30,	September 30,	December 31,
	2012	2012	2012
Operating profit
Oral, Personal and Home Care
North America	$190	$213	$230
Latin America	373	377	354
Europe/South Pacific	179	198	187
Greater Asia/Africa	220	231	215
Total Oral, Personal and Home Care	962	1,019	986
Pet Nutrition	145	147	149
Corporate	(125)	(139)	(193)
Total Operating profit	$982	$1,027	$942

	Years ended December 31,
	2012	2011	2010	2009	2008
Operating profit
Oral, Personal and Home Care
North America	$810	$768	$849	$810	$665
Latin America	1,454	1,437	1,330	1,393	1,205
Europe/South Pacific	747	715	742	748	746
Greater Asia/Africa	886	807	767	631	527
Total Oral, Personal and Home Care	3,897	3,727	3,688	3,582	3,143
Pet Nutrition	589	560	559	555	542
Corporate	(597)	(446)	(758)	(522)	(584)
Total Operating profit	$3,889	$3,841	$3,489	$3,615	$3,101

EXHIBIT 99.2

Colgate-Palmolive Company

Segment Information (Reclassified)

(Dollars in Millions) (Unaudited)

	Years ended December 31,
	2012	2011	2010	2009	2008
Capital expenditures
Oral, Personal and Home Care
North America	$43	$53	$57	$62	$42
Latin America	237	195	138	105	112
Europe/South Pacific	71	64	80	86	64
Greater Asia/Africa	104	119	111	91	157
Total Oral, Personal and Home Care	455	431	386	344	375
Pet Nutrition	37	32	81	156	224
Corporate	73	74	83	75	85
Total Capital expenditures	$565	$537	$550	$575	$684

	Years ended December 31,
	2012	2011	2010	2009	2008
Depreciation and amortization
Oral, Personal and Home Care
North America	$50	$56	$56	$59	$54
Latin America	91	92	85	77	88
Europe/South Pacific	85	82	67	67	70
Greater Asia/Africa	81	79	69	63	61
Total Oral, Personal and Home Care	307	309	277	266	273
Pet Nutrition	50	51	45	36	32
Corporate	68	61	54	49	43
Total Depreciation and amortization	$425	$421	$376	$351	$348

EXHIBIT 99.2

Colgate-Palmolive Company

Segment Information (Reclassified)

(Dollars in Millions) (Unaudited)

	At December 31,
	2012	2011	2010	2009	2008
Identifiable assets
Oral, Personal and Home Care
North America	$2,157	$2,247	$2,196	$2,237	$1,955
Latin America	4,288	3,677	3,127	3,312	2,592
Europe/South Pacific	3,649	3,555	2,775	2,647	2,620
Greater Asia/Africa	2,169	2,069	1,943	1,760	1,704
Total Oral, Personal and Home Care	12,263	11,548	10,041	9,956	8,871
Pet Nutrition	1,045	1,078	1,081	1,127	1,025
Corporate(3)	86	98	50	51	83
Total Identifiable assets(4)	$13,394	$12,724	$11,172	$11,134	$9,979

(3)  In 2012, Corporate identifiable assets primarily consist of derivative instruments (67%) and investments in equity securities (28%). In 2011, Corporate identifiable assets primarily consist of derivative instruments (73%) and investments in equity securities (22%). In 2010, Corporate identifiable assets primarily consist of derivative instruments (44%) and investments in equity securities (48%). In 2009, Corporate identifiable assets primarily consist of derivative instruments (44%) and investments in equity securities (46%). In 2008, Corporate identifiable assets primarily consist of derivative instruments (66%) and investments in equity securities (27%).

(4)  Long-lived assets in the U.S., primarily property, plant and equipment and goodwill and other intangibles represented approximately one-third of total long-lived assets of $8,066, $7,926, $7,116, $6,795 and $6,182 in 2012, 2011, 2010, 2009 and 2008, respectively.